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EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-02857, No. 333-02859, No. 333-54958 and No. 333-54960 of Zila, Inc. on Form
S-8 of our report dated October 15, 2001 appearing in this Annual Report on Form 10-K of Zila, Inc. for the year ended July 31, 2001.



DELOITTE & TOUCHE LLP
Phoenix, Arizona
October 15, 2001